Exhibit 99.2

0 Q4 2020 EARNINGS RELEASE SUPPLEMENTAL INFORMATION

1 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of CBU’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. The following factors, among others, could cause the actual results of CBU’s operations to differ materially from its expectation s: the macroeconomic and other challenges and uncertainties related to the COVID - 19 pandemic, including the negative impacts and disruptions on public health, CBU’s corporate and consumer customers, the communities CBU serves, and the domestic and global economy, including various actions taken in response by governments, central banks and others, which may have an adverse effect on CBU’s business; current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; fiscal and monetary policies of the Federal Reserve Board; the effect of changes in the level of checking or savings account deposits on CBU’s funding costs and net interest margin; future provisions for credit losses on loans and debt securities; changes in nonperforming assets; the effect of a fall in stock market prices on CBU’s fe e income businesses, including its employee benefit services, wealth management, and insurance businesses; the successful integration of operations of its acquisitions; competition; changes in legislation or regulatory requirements; and the timing fo r receiving regulatory approvals and completing pending transactions. For more information about factors that could cause actual results to differ materially from CBU’s expectations, refer to its reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in the Annual Report on Form 10 - K for the year ended December 31, 2019, and Quarterly Reports on Form 10 - Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 which have been filed with the Securities and Exchange Commission and available on its website at www.sec.gov. Further, any forward - looking statement speaks only as of the date on which it is made, and CBU undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. FORWARD LOOKING STATEMENT (unaudited)

2 Q4 2020: Phase 5 (Prevent) Reinstituted “work from home” emphasis Drive - up & appointment only branch operations PPP forgiveness & round 2 preparation Q3 2020: Phase 4 (Monitor) Begin PPP forgiveness process Monitoring of health data and financial exposure Monitor COVID impacted borrowers June 2020: Phase 3 (Resume) Branches begin to reopen Employees begin returning to office Daily health surveys April & May 2020: Phase 2 (Execute) Assessed return to work protocols Redeployed staff to assist with deferral & PPP efforts Assessed reopening of branch and other offices March 2020: Phase 1 (Assess) Internal task force Modified Company operations Work from home Self quarantine policies Enhanced cleaning COMPANY RESPONSE TO COVID - 19 (unaudited)

3 $479 $607 $876 $1,198 $1,855 $2,104 7.77% 8.23% 9.29% 10.55% 10.80% 10.16% 5.28% 6.14% 7.68% 9.24% 10.01% 9.92% 0% 2% 4% 6% 8% 10% 12% 14% $0 $500 $1,000 $1,500 $2,000 2007 2010 2013 2016 2019 2020 $ in Millions Shareholders' Equity Tier I Ratio Tangible Equity/Tangible Assets STRONG CAPITAL POSITION (unaudited) The Company’s capital planning and capital management activities, coupled with its historically strong earnings performance and prudent dividend practices, have allowed it to build and maintain strong capital reserves. At December 31, 2020, all of the Company’s regulatory capital ratios significantly exceed all well - capitalized standards. Note: Tangible Equity and Tangible Assets are non - GAAP measures. Please see the Appendix for details.

4 Liquidity Sources December 31, 2020 $ in Thousands Cash and Cash Equivalents (net of float) $1,565,832 FHLB Borrowing Capacity $1,655,098 FRB Borrowing Availability $256,212 Investments 1 US Gov’t & Agency $2,501,382 MBS & CMO $566,216 Municipals $455,439 Corporates $4,635 Less: Pledged Securities $(1,748,992) Net Unpledged Securities $1,778,680 Total Liquidity Sources $5,255,822 (1) Includes $ 116 million unrealized gains on securities; excludes municipal qualified school construction bonds, equity securities and other investments STRONG LIQUIDITY POSITION & SOURCES (unaudited)

5 $55.4 $55.4 $57.3 $59.4 $55.6 $1.06 $1.05 $1.08 $1.10 $1.03 $1.00 $1.02 $1.04 $1.06 $1.08 $1.10 $1.12 $1.14 $48 $50 $52 $54 $56 $58 $60 $62 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 PTPP EPS PTPP Net Revenue, $ in Millions Adjusted pre-tax, pre-provision net revenue Adjusted PTPP EPS SOLID EARNINGS TREND (unaudited) The Company believes that adjusted pre - tax, pre - provision (“PTPP”) net revenue is a valuable metric for measuring relative performance, especially during times of increased provision for credit losses. The Company’s fourth quarter 2020 adjusted PTPP net revenue per share was down $0.03 or 2.8% compared to the fourth quarter of 2019. Note: Adjusted pre - tax, pre - provision (“PTPP”) net revenue is a non - GAAP measure. Please see the Appendix for details.

6 CECL 1 ADOPTION & COVID RELATED RESERVE (unaudited) • In January 2020, the Company adopted ASU No. 2016 - 13, Financial Instruments – Credit Losses, also known as Current Expected Credit Losses (“CECL ”). • Upon the adoption of CECL on January 1, 2020, the Company’s allowance for credit losses increased $1.4 million (“CECL Adoption Impact”), from $49.9 million at December 31, 2019 to $51.3 million. Following the adoption of CECL, the Company’s Allowance for Credit Losses has increased by $9.6 million, or 18.7%, $3.6 million of which was due to the Steuben Trust Corporation acquisition (“Steuben Acquisition”) and $6.0 million (“2020 Net Reserve Build”) primarily due to credit loss expectations associated with COVID - 19’s adverse impact on economic and business operating conditions and specific re serves on impaired loans. (1) Current Expected Credit Losses (“CECL") (2) Allowance for Credit Losses (“ACL”) ACL 2 Drivers Post CECL Adoption

7 TRANSACTION AND DIGITAL USER TRENDS (unaudited) Due to the COVID - 19 pandemic, there has been a shift in the transaction channels from branch to digital . 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 400 500 600 700 800 900 1,000 1,100 Jan '19 Feb '19 Mar '19 Apr '19 May '19 June '19 July '19 Aug '19 Sep '19 Oct '19 Nov '19 Dec '19 Jan '20 Feb '20 Mar '20 Apr '20 May '20 June '20 July '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Debit Card Transactions Thousands Branch Transactions Thousands Branch Transactions Debit Card Transactions

8 9/30/2020 12/31/2020 Net Reduction in Deferrals Portfolio # of Loans Deferrals % of 9/30/20 Portfolio # of Loans Deferrals % of 12/31/20 Portfolio Business Lending 156 $189.2 5.5% 63 $65.7 1.9% $123.5 Consumer Mortgage & Home Equity 42 $3.2 0.1% 9 $0.8 0.0% $2.4 Consumer Installment 18 $0.3 0.0% 2 $0.0 0.0% $0.3 Total Deferrals 216 $192.7 2.6% 74 $66.5 0.9% $126.2 COVID - 19 LOAN DEFERRAL UPDATE (unaudited) Sector # of Loans Deferrals % of Business Lending Deferrals % of 12/31/20 Business Lending Portfolio Lodging 1 22 $55.5 84.5% 1.6% Food Services 2 5 $1.6 2.4% 0.1% Manufacturing 3 $1.2 1.8% 0.0% All Other Business Sectors 33 $7.4 11.3% 0.2% Total Business Lending Deferrals 63 $65.7 100% 1.9% Business Lending Deferral Summary by Sector $ in Millions (1) Lodging excludes RV Parks and Campgrounds (2) Food Services includes Full & Limited Service Restaurants, Alcoholic Beverage Bars and Snack/Non - Alcoholic Beverage Bars COVID - 19 Loan Deferral Update $ in Millions

9 • 3,417 Paycheck Protection Program (“PPP”) loans, representing $471 million in customer balances, were outstanding on December 31, 2020 • Loan forgiveness customer portal opened in late September 2020 • Total PPP loan balance decreased $36.5 million compared to the third quarter of 2020 • At December 31, 2020, the Company’s remaining PPP net deferred loan fees were $9.0 million • T he Company is participating in the 2021 round of PPP lending, but is uncertain at this time as to the amount of loans it will originate in 2021 PAYCHECK PROTECTION PROGRAM (PPP) (unaudited)

10 COVID - 19 Related Industry Exposure Sorted by Total Exposure excluding PPP Loans; $ in Millions December 31, 2020 NAICS code based loan data “Exposure” includes both the outstanding and available portions of the loan commitment (1) Retail excludes Furniture Stores and Grocery Stores but includes loans secured by non - owner - occupied commercial real estate retail properties (2) Lodging excludes RV Parks and Campgrounds (3) Food Services includes Full & Limited Service Restaurants, Alcoholic Beverage Bars and Snack/Non - Alcoholic Beverage Bars (4) Arts, Entertainment, and Recreation excludes Casinos (5) Educational Services excludes Public Elementary and Secondary Schools (6) Transportation excludes General & Specialized Freight Trucking, Freight Transport and Warehousing/Storage Industry Real Estate Secured Non Real Estate Secured Total Loans Outstanding % of Total Loans Outstanding excl. PPP Remaining Availability Total Exposure excl. PPP PPP Loans Total Exposure incl. PPP Retail 1 $266 $62 $328 4.8% $ 105 $ 433 $57 $ 490 Lodging 2 $260 $1 $261 3.8% $6 $267 $9 $276 Manufacturing $60 $92 $ 152 2.2% $86 $ 238 $45 $ 283 Construction $32 $63 $95 1.4% $ 113 $ 208 $71 $ 279 Healthcare & Social Assistance $117 $51 $168 2.4% $38 $206 $71 $277 Furniture Stores $81 $0 $81 1.2% $6 $ 87 $5 $92 Dairy Farms $34 $14 $48 0.7% $5 $53 $6 $59 Food Services 3 $34 $11 $45 0.6% $6 $ 51 $32 $83 Arts, Entertainment, & Recreation 4 $34 $7 $41 0.6% $9 $50 $7 $57 Casinos $9 $18 $27 0.4% $13 $40 $0 $40 Educational Services 5 $8 $12 $20 0.3% $12 $32 $12 $44 Transportation 6 $2 $8 $10 0.1% $13 $23 $8 $31 TOTAL EXPOSURE $ 937 $339 $ 1,276 18.5% $ 412 $ 1,688 $323 $ 2,011 BALANCE SHEET EXPOSURE (unaudited)

11 Non - Owner Occupied CRE 32% New & Used Car Dealers 18% Auto Parts & Accessories 8% RV, Boat & Other Recreational 5% Building Materials & Garden Supplies 14% Gasoline & Service Stations 6% Miscellaneous Retail 6% Health & Personal Care Stores 4% All Other Retail 7% Motor Vehicles & Parts Dealer 31% • The retail portfolio contains 964 loans representing a total exposure of $432.6 million • Average outstanding balance of $340 thousand and an average exposure of $449 thousand • 17 total loan relationships with a current exposure greater than $5 million • 7 total loan relationships with a current exposure greater than $10 million • $34.6 million in vehicle floor plan loan exposure, $15.7 million outstanding and $18.9 million available • 0% of the retail portfolio balance had a loan forbearance agreement in place on December 31 st RETAIL PORTFOLIO (unaudited) Sector # of Loans Outstandin g Balance Remaining Availability Total Exposure Non - Owner Occupied CRE 114 $139.1 $0.0 $139.1 Motor Vehicle Parts & Dealers 219 $94.2 $40.0 $134.2 Building & Garden Supplies 157 $32.4 $28.2 $60.6 Gasoline & Service Stations 66 $25.0 $2.0 $27.0 Miscellaneous Retail 192 $12.6 $10.7 $23.3 Health & Personal Care 25 $1.1 $16.8 $17.9 All Other Retail 191 $23.7 $6.8 $30.5 Total Retail Sector 964 $328.1 $104.5 $432.6 December 31, 2020 NAICS code based loan data; excludes Paycheck Protection Program (“PPP”) loans “Exposure” includes both the outstanding and available portions of the loan commitment Retail excludes Furniture Stores and Grocery Stores but includes loans secured by non - owner - occupied commercial real estate retail properties Retail Portfolio $ in Millions

12 Franchised 75% Unfranchised 14% Rooming & Boarding Houses 11% Hotels & Motels 89% • The lodging portfolio contains 193 loans representing a total exposure of $266.9 million • Average outstanding balance of $1.3 million and an average exposure of $1.4 million • 13 total loan relationships with a current exposure greater than $5 million • 3 total loan relationships with a current exposure greater than $10 million • Approximately 21% of the lodging portfolio balance had a forbearance agreement in place on December 31 st • Current weighted - average loan - to - value (“LTV”) ratio of the hotels & motels portfolio is less than 55% 1 LODGING PORTFOLIO (unaudited) Sector # of Loans Outstandin g Balance Remaining Availability Total Exposure Hotels & Motels 182 $237.2 $1.2 $238.4 Rooming & Boarding Houses 11 $23.9 $4.6 $28.5 Total Lodging Sector 193 $261.1 $5.8 $266.9 December 31, 2020 NAICS code based loan data; excludes Paycheck Protection Program (“PPP”) loans “Exposure” includes both the outstanding and available portions of the loan commitment Lodging excludes RV Parks and Campgrounds (1) Based on most current available data Lodging Portfolio $ in Millions

13 Lumber, Wood & Paper Products , 32% Plastics, Stone & Metal Products , 27% Machinery & Equipment , 17% Food & Food Products , 14% All Other Manufacturing , 10% • The manufacturing portfolio contains 645 loans representing a total exposure of $237.8 million • Average outstanding balance of $235 thousand and an average exposure of $369 thousand • 8 total loan relationships with a current exposure greater than $5 million • 3 total loan relationships with a current exposure greater than $10 million • Approximately 1% of the manufacturing portfolio balance had a forbearance agreement in place on December 31 st MANUFACTURING PORTFOLIO (unaudited) Sector # of Loans Outstandin g Balance Remaining Availability Total Exposure Lumber, Wood & Paper Products 172 $55.3 $20.2 $75.5 Plastics, Stone & Metal Products 205 $39.0 $26.1 $65.1 Machinery & Equipment 110 $21.9 $19.2 $41.1 Food & Food Products 110 $25.2 $8.5 $33.7 All Other Manufacturing 48 $10.4 $12.0 $22.4 Total Manufacturing Sector 645 $151.8 $86.0 $237.8 December 31, 2020 NAICS code based loan data; excludes Paycheck Protection Program (“PPP”) loans “Exposure” includes both the outstanding and available portions of the loan commitment Manufacturing Portfolio $ in Millions

14 Highway, Street, and Bridge Construction 19% Site Preparation Contractors 15% Nonresidential Building Construction 15% Building Equipment Contractors 14% Foundation, Structure, and Building Exterior Contractors 12% Residential Building Construction 12% Utility System Construction 5% Other Construction 3% Building Finishing Contractors 3% Land Subdivision 2% All Other Construction 13% • The construction portfolio contains 1,260 loans representing a total exposure of $207.7 million • Average outstanding balance of $76 thousand and an average exposure of $165 thousand • 4 total loan relationships with a current exposure greater than $ 5 million • 1 total loan relationships with a current exposure greater than $10 million • 0% of the construction portfolio balance had a forbearance agreement in place on December 31 st CONSTRUCTION PORTFOLIO (unaudited) Sector # of Loans Outstandin g Balance Remaining Availability Total Exposure Highway, Street, and Bridge Construction 60 $13.1 $27.2 $40.3 Nonresidential Building Construction 208 $17.2 $13.3 $30.5 Building Equipment Contractors 97 $8.9 $21.3 $30.2 Utility System Construction 229 $11.0 $18.4 $29.4 Site Preparation Contractors 177 $16.9 $8.0 $24.9 Residential Building Construction 234 $14.3 $9.7 $24.0 All Other Construction 255 $13.8 $14.6 $28.4 Total Construction Sector 1,260 $95.2 $112.5 $207.7 December 31, 2020 NAICS code based loan data; excludes Paycheck Protection Program (“PPP”) loans “Exposure” includes both the outstanding and available portions of the loan commitment Construction Portfolio $ in Millions

15 Continuing Care, Retirement and Assisted Living Facilities 21% Offices of Physicians 15% Hospitals 12% Individual and Family Services 10% Developmental Disability, Mental Health & Substance Abuse Facilities 8% Offices of Dentists 7% Offices of Other Health Practitioners 6% Child Day Care Services 4% Other Ambulatory Health Care Services 4% Skilled Nursing Facilities 4% Outpatient Care Centers 3% Medical and Diagnostic Laboratories 3% Home Health Care Services 2% Other Social Assistance 1% All Other Healthcare 21% • The healthcare portfolio contains 849 loans representing a total exposure of $206.1 million • Average outstanding balance of $198 thousand and an average exposure of $243 thousand • 7 total loan relationships with a current exposure greater than $ 5 million • 3 total loan relationships with a current exposure greater than $10 million • 0% of the healthcare portfolio balance had a forbearance agreement in place on December 31 st HEALTHCARE & SOCIAL ASSISTANCE PORTFOLIO (unaudited) Sector # of Loans Outstandin g Balance Remaining Availability Total Exposure Continuing Care, Retirement and Assisted Living Facilities 34 $40.8 $3.5 $44.3 Offices of Physicians 118 $24.5 $6.4 $30.9 Hospitals 8 $24.0 $1.1 $25.1 Individual and Family Services 56 $13.0 $7.0 $20.0 Developmental Disability, Mental Health & Substance Abuse Facilities 232 $8.2 $7.4 $15.6 Offices of Dentists 127 $13.2 $1.5 $14.7 Offices of Other Health Practitioners 92 $10.9 $1.2 $12.1 All Other Healthcare 182 $33.4 $10.0 $43.4 Total Healthcare Sector 849 $168.0 $38.1 $206.1 December 31, 2020 NAICS code based loan data; excludes Paycheck Protection Program (“PPP”) loans “Exposure” includes both the outstanding and available portions of the loan commitment Healthcare & Social Assistance Portfolio $ in Millions

16 Community Bank System's management uses the term "non - GAAP" financial measures in their analysis of the company's performance and operations. Management believes that these non - GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results. These disclosures should not be viewed as a substitute for financia l measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP financial measures that may be presented by other companies. The types of non - GAAP financial measures used in this presentation include : • Tangible equity, tangible common equity, tangible assets and tangible book value are non - GAAP financial measures which Community Bank System's management uses to assess the quality of capital and believes that investors may find useful in their analysis, although these metrics are not necessarily comparable to similar non - GAAP financial measures used by other companies. Tangible equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total equity and adding back the amount of the deferred tax liability related to tax deductible goodwill. Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of stockholders’ equity and adding back the amount of the deferred tax liability related to tax deductible goodwill. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets an d adding back the amount of the deferred tax liability related to tax deductible goodwill. Tangible book value per share is calculated by dividing tangible common equity by the number of shares outstanding at a point of time. • Operating earnings is a non - GAAP financial measure which Community Bank System believes investors may find useful in their analysis. Operating earnings is calculated by excluding the one - time deferred tax expense benefits of the Tax Cuts and Jobs Act recorded in the fourth quarter of 2017, as well as acquisition - related expenses, net of tax effect, gain on sale of investments, net of tax effect, unrealized gain/loss on equity securities, net of tax effect, the gain/loss on debt extinguishment, net of tax effect, acquisition - related provision for credit losses; net of tax effect and litigation accrual, net of tax effect. • Operating cash flow adds back the amortization of intangibles, net of tax effect and subtracts purchased loan accretion , net of tax effect from Operating Earnings . • Adjusted pre - tax, pre - provision net revenues subtracts the provision for credit losses, acquisition expenses, net gain on sale of investments, unrealized loss (gain) on equity securities, litigation accrual expenses and the gain/loss on debt extinguishment from income before tax. RECONCILIATION OF GAAP AND NON - GAAP (unaudited)

17 Dollars in thousands, except per share data 2020 Years Ended Dec. 31 ($000s) Q4 YTD 2019 2018 2017 2016 2015 Diluted Earnings per Share (GAAP) $0.86 $3.08 $3.23 $3.24 $3.03 $2.32 $2.19 Operating Diluted Earning s per Share (non - GAAP) $0.85 $3.24 $3.29 $3.23 $2.64 $2.35 $2.31 Net income (GAAP) $46,485 $164,676 $169,063 $168,641 $150,717 $103,812 $91,230 Tax Cuts and Jobs Act deferred impact - - - - (38,010) - - Acquisition expenses, net of tax effect 313 3,942 6,952 (609) 18,309 1,146 4,855 (Gain) loss on sale of investments, net of tax effect - - (3,943) - (1) - 3 Unrealized (gain) loss on equity securities, net of tax effect (19) 5 (15) (520) - - - (Gain) loss on debt extinguishment , net of tax effect (333) (336) - 252 - - - Acquisition - related provision for credit losses; net of tax effect (111) 2,446 - - - - - Litigation accrual, net of tax effect 0 2,357 - - - - - Operating Net Income (non - GAAP) 46,335 173,090 172,057 167,764 131,015 104,958 96,088 Amortization of intangibles, net of tax effect 2,790 11,425 12,886 14,375 11,936 3,679 2,528 Subtotal (non - GAAP) 49,125 184,515 184,943 182,139 142,951 108,637 98,616 Acquired non - impaired loan accretion, net of tax effect (1,057) (4,388) (4,981) (6,272) (4,149) (1,926) (1,556) Adjusted Net Income (non - GAAP) 48,068 180,127 179,962 175,867 138,802 106,711 97,060 Cash Dividends Paid 22,537 87,131 80,241 71,495 62,305 55,048 49,273 Cash Dividend % of Adjusted Net Income 47% 48% 45% 41% 45% 52% 51% CBU FREE CASH FLOW (unaudited)

18 Dollars in thousands, except per share data 2020 2019 2016 2013 2010 2007 Total assets Total assets (GAAP) $ 13,931,094 $11,410,295 $8,666,437 $7,095,864 $5,444,506 $4,697,502 Intangible assets (846,648) (836,923) (480,844) (390,499) (311,714) (256,216) Deferred taxes on intangible assets 44,370 44,742 43,504 32,339 20,765 12,390 Total tangible assets (non - GAAP) 13,128,816 10,618,114 8,229,097 6,737,704 5,153,557 4,453,676 Total common equity Shareholders' Equity (GAAP) 2,104,107 1,855,234 1,198,100 875,812 607,528 478,784 Intangible assets (846,648) (836,923) (480,844) (390,499) (311,714) (256,216) Deferred taxes on intangible assets 44,370 44,742 43,504 32,339 20,765 12,390 Total tangible common equity (non - GAAP) 1,301,829 1,063,053 760,760 517,652 316,579 234,958 Net tangible equity - to - assets ratio at quarter end Total tangible common equity (non - GAAP) - numerator $ 1,301,829 $1,063,053 $760,760 $517,652 $316,579 $234,958 Total tangible assets (non - GAAP) - denominator 13,128,816 10,618,114 8,229,097 6,737,704 5,153,557 4,453,676 Net tangible equity - to - assets ratio at period end (non - GAAP) 9.92% 10.01% 9.24% 7.68% 6.14% 5.28% TANGIBLE EQUITY COMPONENTS (unaudited)

19 Dollars and shares in thousands, except per share data YTD 2020 YTD 2019 Q4 2020 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Pre - tax, pre - provision net revenue Net income (GAAP) $164,676 $169,063 $46,485 $42,809 $35,248 $40,134 $42,884 Income taxes 41,400 40,275 12,247 10,904 8,964 9,285 8,853 Income before income taxes 206,076 203,338 58,732 53,713 44,212 49,419 51,737 Provision for credit losses 14,212 8,430 (3,101) 1,945 9,774 5,594 2,857 Pre - tax, pre - provision net revenue (non - GAAP) 220,288 217,768 55,631 55,658 53,986 55,013 54,594 Acquisition expenses 4,933 8,608 396 796 3,372 369 819 Gain on sale of investments 0 (4,882) 0 0 0 0 0 Unrealized (gain) loss on equity securities 6 (19) (24) 12 (12) 30 9 Litigation accrual 2,950 0 0 2,950 0 0 0 Gain on debt extinguishment (421) 0 (421) 0 0 0 0 Adjusted pre - tax, pre - provision net revenue (non - GAAP) $227,756 $221,475 $55,582 $59,416 $57,346 $55,412 $55,422 Pre - tax, pre - provision net revenue per share Diluted earnings per share (GAAP) $3.08 $3.23 $0.86 $0.79 $0.66 $0.76 $0.82 Income taxes 0.77 0.77 0.22 0.20 0.17 0.18 0.17 Income before income taxes 3.85 4.00 1.08 0.99 0.83 0.94 0.99 Provision for credit losses 0.27 0.16 (0.04) 0.04 0.19 0.10 0.06 Pre - tax, pre - provision net revenue per share (non - GAAP) 4.12 4.16 1.04 1.03 1.02 1.04 1.05 Acquisition expenses 0.09 0.16 0.00 0.02 0.06 0.01 0.01 Gain on sale of investments 0.00 (0.09) 0.00 0.00 0.00 0.00 0.00 Unrealized (gain) loss on equity securities 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Litigation accrual 0.06 0.00 0.00 0.05 0.00 0.00 0.00 Gain on debt extinguishment (0.01) 0.00 (0.01) 0.00 0.00 0.00 0.00 Adjusted pre - tax, pre - provision net revenue per share (non - GAAP) $4.26 $4.23 $1.03 $1.10 $1.08 $1.05 $1.06 PRE - TAX, PRE - PROVISION COMPONENTS (unaudited)

Investor Relations Contact Mr. Joseph E. Sutaris EVP & Chief Financial Officer Joseph.Sutaris@cbna.com (315) 445 - 7396